UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2008

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 8, 2008, Autobytel Inc., a Delaware corporation (“Autobytel”), announced in a press release its financial results for the quarter ended March 31, 2008. A copy of Autobytel’s press release announcing these financial results is attached as Exhibit 99.1.

In connection with the press release, Autobytel held a telephone conference call that was webcast on May 8, 2008. A transcript of such call is attached hereto as Exhibit 99.2.

The attached press release and transcript are incorporated herein solely for purposes of this Item 2.02 disclosure. This Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language of such filing. In addition, the press release and transcript furnished as exhibits to this report include “safe harbor” language, pursuant to the Private Securities Litigation Reform Act of 1955, indicating that certain statements about Autobytel’s business contained in the press release and/or transcript are “forward-looking” rather than “historic.”

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated May 8, 2008.

99.2	Transcript of Conference Call by Autobytel Inc., dated May 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Autobytel Inc.

By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Senior Vice President, Chief Legal Officer and Secretary

Date: May 12, 2008

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated May 8, 2008

99.2	Transcript of Conference Call by Autobytel Inc., dated May 8, 2008